UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2026 (June 3, 2026)

Brand Engagement Network Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40130	98-1574798
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Delaware Ave, Suite 210 Wilmington, DE	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 757-3650

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BNAI	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	BNAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Additionally, on June 3, 2026, Brand Engagement Network, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “SPA”) with Ben Capital Fund I, LLC and Joseph Bevash for a private placement of an aggregate 56,150 shares of the Company’s common stock at a purchase price of $17.82 per share (the “Purchase Price”), for total gross proceeds of $1,000,593 (the “Proceeds”). The Purchase Price represents 120% of the closing price of the Company’s common stock on May 29, 2026. The SPA includes 100% warrant coverage.

The investment will be funded in five monthly installments of $150,044.40, with the initial tranche paid on June 4, 2026 and a final payment of $250,371.00 to be paid on November 1, 2026 closed on April 21, 2026 and the remaining $750,460 expected to close before May 29, 2026. The Proceeds will be used to exercise the warrant to purchase an aggregate 243,309 shares of common stock of Hightide Energy, Inc. d/b/a Accelevate Solutions as each tranche is received by the Company.

The foregoing description of the letter agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

The Securities Purchase Agreement contains customary representations and warranties of the parties, post-closing covenants, and indemnification provisions in favor of the Company. The securities were offered and sold pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 7.01 Regulation FD Disclosure

On June 5, 2026, the Company issued a press release announcing the closing of the transaction described in Item 8.01 above, simultaneously with the filing of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this report. The information in this Item 7.01 and Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated June 3, 2026, by and between Brand Engagement Network, Inc., BEN Capital Fund I, LLC and Joseph Bevash

99.1	Press Release of Brand Engagement Network, Inc., dated June 05, 2026 (furnished herewith).

104	Cover Page Interactive Date Filed (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Brand Engagement Network Inc.

Dated: June 5, 2026	By:	/s/ Tyler Luck
	Name:	Tyler Luck
	Title:	Chief Executive Officer